Nationwide Life Insurance Company • Nationwide Variable Account

Prospectus supplement dated August 25, 2011

to Prospectus dated May 1, 2011

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The following sub-account is only available in contracts for which good order applications were received on or before August 31, 2011:

American Century Growth Fund: Investor Class